UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2007

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Additional Notes

On November 6, 2007, Wynn Las Vegas, LLC (“Wynn Las Vegas”) and Wynn Las Vegas Capital Corp. (“Capital Corp.” and, together with Wynn Las Vegas, the “Issuers”), each a direct or indirect wholly owned subsidiary of Wynn Resorts, Limited (“WRL”), issued $400,000,000 aggregate principal amount of their 6-5/8% First Mortgage Notes due 2014 (the “Additional Notes”). The Additional Notes were issued under the same indenture as the 6-5/8% First Mortgage Notes previously issued by the Issuers (the “Original Notes” and, together with the Additional Notes, the “First Mortgage Notes”).

The Additional Notes are pari passu with, and will vote on any matter submitted to noteholders with, the Original Notes. However, because the Additional Notes were issued with more than de minimis original issue discount, the Additional Notes are not fungible with the Original Notes.

The Issuers may redeem all or a portion of the First Mortgage Notes at any time on or after December 1, 2009 at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to December 1, 2007, the Issuers may redeem up to 35% of the aggregate principal amount of the First Mortgage Notes at a redemption price of 106.625% of the principal amount, plus accrued and unpaid interest, with the net proceeds of one or more qualified equity contributions made to the Issuers by WRL. If the Issuers undergo a change of control the Issuers must offer to repurchase the First Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest. If the Issuers sell certain assets or suffer an event of loss and the Issuers do not use the sale or insurance proceeds for specified purposes, the Issuers must offer to repurchase the First Mortgage Notes at 100% of the principal amount, plus accrued and unpaid interest. The First Mortgage Notes are also subject to mandatory redemption requirements imposed by gaming laws and regulations of gaming authorities in Nevada.

The First Mortgage Notes will be the Issuers’ senior secured obligations and will rank pari passu in right of payment with borrowings under Wynn Las Vegas’ credit facilities. The First Mortgage Notes are secured on an equal and ratable basis (with certain exceptions) by a first priority lien on substantially all of the Issuers’ existing and future assets, the same collateral that secures Wynn Las Vegas’ borrowings under its credit facilities. The first priority lien securing the First Mortgage Notes may be released in whole, or in part, under certain circumstances. An amended and restated intercreditor agreement imposes restrictions on the exercise of rights and remedies by the noteholders with respect to the collateral.

The First Mortgage Notes are jointly and severally guaranteed by all of the Issuers’ subsidiaries except Wynn Completion Guarantor, LLC (the “Guarantors”). The guarantees of the First Mortgage Notes are secured on an equal and ratable basis by a first priority lien on substantially all of the Guarantors’ assets, the same collateral that secures the guarantees under Wynn Las Vegas’ credit facilities.

The Issuers have agreed to make an offer to exchange the Additional Notes for registered, publicly tradable notes that have substantially identical terms as the Additional Notes (see “Registration Rights Agreement” below). The Issuers expect that the Additional Notes will be eligible for trading in the Private Offerings, Resales and Trading through Automated Linkages system of NASDAQ.

Amendment to Disbursement Agreement

On November 6, 2007, in connection with the issuance of the Additional Notes, Wynn Las Vegas entered into a second amendment (the “Second Amendment”) to its Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007, as amended by a First Amendment thereto, dated as of October 31, 2007 (as so amended, the “Disbursement Agreement”), by and among Wynn Las Vegas, Deutsche Bank Trust Company Americas, as bank agent, and Deutsche Bank Trust Company Americas, as disbursement agent. The Second Amendment makes certain technical changes to the Disbursement Agreement in connection with the issuance of the Additional Notes. Among other things, because the proceeds of the Additional Notes are available for the construction of Encore at Wynn Las Vegas, the Second Amendment eliminates the ability of Wynn Las Vegas to characterize certain unutilized capacity for the issuance of unsecured debt as available to pay costs associated with such construction.

The foregoing description of the Second Amendment is qualified in its entirety by the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

Also on November 6, 2007, in connection with the issuance of the Additional Notes, the Issuers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Issuers, the Guarantors, Deutsche Bank Securities Inc. and Banc of America Securities LLC.

Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to register with the Securities and Exchange Commission (the “SEC”) exchange notes (the “Exchange Notes”) having substantially identical terms as the Additional Notes, as part of an offer to exchange freely tradable Exchange Notes for the Additional Notes. Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to file a registration statement with the SEC with respect to the exchange offer within 120 days after November 6, 2007 and to use all commercially reasonable efforts to cause the registration statement to be declared effective within 240 days after November 6, 2007. The Issuers and the Guarantors have also agreed to file a shelf registration statement for the resale of the Additional Notes if they cannot complete an exchange offer within the time periods listed above and in certain other circumstances. The Issuers and the Guarantors may be required to pay liquidated damages if they fail to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description

10.1	Second Amendment to Amended and Restated Master Disbursement Agreement, dated as of November 6, 2007, by and among Wynn Las Vegas, LLC, Deutsche Bank Trust Company Americas, as the Bank Agent, and Deutsche Bank Trust Company Americas, as the Disbursement Agent

10.2	Registration Rights Agreement, dated as of November 6, 2007, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., the guarantors party thereto, Deutsche Bank Securities Inc. and Banc of America Securities LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007

WYNN RESORTS, LIMITED

By:	/s/ John Strzemp
John Strzemp
Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ John Strzemp
John Strzemp
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Master Disbursement Agreement, dated as of November 6, 2007, by and among Wynn Las Vegas, LLC, Deutsche Bank Trust Company Americas, as the Bank Agent, and Deutsche Bank Trust Company Americas, as the Disbursement Agent

10.2	Registration Rights Agreement, dated as of November 6, 2007, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., the guarantors party thereto, Deutsche Bank Securities Inc. and Banc of America Securities LLC

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